Exhibit 10.7

AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT, dated as of September 22, 2008 (this “Amendment”), is between JUHL WIND, INC., a Delaware corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and collectively, the “Purchasers”).

WITNESSETH

WHEREAS, the parties hereto have heretofore entered into a Registration Rights Agreement, dated as of June 24, 2008 (the “Registration Agreement”); and

WHEREAS, the Company and the Purchasers wish to amend the Registration Agreement to extend by 30 days the timeframes by which the Company shall be required to file a Registration Statement and obtain its effectiveness.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Registration Agreement as follows:

1.           Definitions; References.  Unless otherwise specified herein, each term used herein that is defined in the Registration Agreement shall have the meaning assigned to such term in the Registration Agreement.  Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference, contained in the Registration Agreement shall from and after the date hereof refer to the Registration Agreement as amended hereby.  Except as amended hereby, all terms and provisions of the Registration Agreement shall continue unmodified and remain in full force and effect.

2.           Extension of Timeframes.  The Purchasers hereby grant a 30-day extension (i.e., for filing, to October 22, 2008, and for effectiveness, to January 20, 2009 or February 19, 2009, as applicable) of the timeframes set forth in Section 2 of the Registration Agreement (including the definitional terms therein), and no liquidated damages shall accrue during such 30-day period.

3.           Counterparts.  This Amendment may be executed in counterparts, all of which shall be one, and the same, agreement.

4.           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

JUHL WIND, INC.

By:	/s/ John Mitola
John Mitola
President

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Portfolio Manager

DAYBREAK SPECIAL SITUATIONS MASTER FUND, LTD.

By:	/s/ Larry Butz
Name: Larry Butz
Title: Managing Member

/s/ Bruce Meyers
Bruce Meyers

/s/ Imtiaz Khan
Imtiaz Khan

GREENVIEW CAPITAL, LLC

By:	/s/ Gene Maher
Name: Gene Maher
Title: Managing Member

/s/ John Prinz
John Prinz

/s/ Gene Maher
Gene Maher

/s/ Joel Taylor
Joel Taylor

/s/ Matthew Damman
Matthew Damman